Liquidity	12 Months Ended
Dec. 31, 2022
Liquidity [Abstract]
LIQUIDITY

2. LIQUIDITY

The Group reported a net loss of $11,525,102 and net operating cash outflow of $12,318,965 for the year ended December 31, 2022. In addition, the Group had an accumulated deficit of $65,337,075 as of December 31, 2022. The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to reduce or eliminate its net losses for the foreseeable future. If management is not able to generate significant revenues from its product candidates currently in development, the Group may not be able to achieve profitability.

The Group’s principal sources of liquidity have been cash and line of credit facility from related parties and banks. As of the date of issuance of the consolidated financial statements, the Group has approximately $1.4 million of restricted and unrestricted cash (excluded $3 million time deposits pledged to a loan), and approximately $9.5 million of undrawn line of credit facilities from a related party. In addition, the Group maintains its operating costs at a level through strict cost control and budget until the completion of the reverse takeover transaction.

The Group believes that available cash, together with the efforts from aforementioned management plan and actions, should enable the Group to meet current anticipated cash needs for at least the next 12 months after the date that the consolidated financial statements are issued and the Group has prepared the consolidated financial statements on a going concern basis. We may, however, need additional capital in the future to fund our continued operations. If we determine that our cash requirements exceed the amount of cash and cash equivalents we have at the time, we may seek to issue equity or debt securities or obtain credit facilities. The issuance and sale of additional equity or convertible debts would result in further dilution to our shareholders. The incurrence of indebtedness would result in increased fixed obligations and could result in operating covenants that might restrict our operations. We cannot assure you the financing will be available in amounts or on terms acceptable to us, if at all.